SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, DC  20549


                              ________


                              FORM 8-K

                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



   Date of report (Date of earliest event reported): August 31, 1998


                        US 1 Industries, Inc.
             (Exact Name of Registrant as Specified in Charter)



Indiana			        1-8129	                   95-3585609
(State or Other                (Commission                (IRS Employer
Jurisdiction of                File Number)               Identification No.)
Incorporation)




1000 Colfax, Gary, Indiana                                46406
(Address of Principal Executive Offices)		 (Zip Code)



Registrant's telephone number, including area code: (219) 944-6116








Item 4.	Changes in Registrant's Certifying Accountant.

On August 31, 1998, PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P, which became PricewaterhouseCoopers LLP ("PwC") on July 1, 1998) resigned as the independent accountants for US 1 Industries, Inc.

The reports of PwC on the financial statements of the Registrant for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the reports of PwC on the financial statements for the past two fiscal years included an explanatory paragraph expressing substantial doubt about the Registrant's ability to continue as a going concern.

In connection with its audits of the two most recent fiscal years and through August 31, 1998 there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

The registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 21, 1998, is filed as
Exhibit 16 to this Form 8-K.


Item 7.	Financial Statements and Exhibits.

     A. Financial Statements: Not Applicable
     B. Pro Forma Financial Information: Not Applicable
     C. Exhibits:
        16.  PricewaterhouseCoopers LLP Letter.

                              SIGNATURES

		Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

							US 1 INDUSTRIES, INC.

Date:	__________________        			By:_________________________
    						           Michael E. Kibler
 			                                   President










                                     2


                             EXHIBIT INDEX

						         Page Number
Exhibit                                                  In Sequentially
Number                Description of Exhibit             Numbered Copy

 16                  Letter of Pricewaterhouse               4
                     Coopers LLP regarding Change
                     In Certifying Accountant















































PricewaterhouseCoopers LLP
203 N. LaSalle
Chicago, IL 60601

September 21, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

RE:  US 1 Industries, Inc.

Dear Sir or Madam:

We have read the statements made by US 1 Industries, Inc. (copy attached) which we understatd will be filed with the Commission, pursuant to Item 4 of the Form 8-K, as part of the Company's Form 8-K report dated August 31, 1998. We agree with the statements concerning our Firm in such Form 8-K.


Very truly yours,





PricewaterhouseCoopers LLP
T>